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                                                                     EXHIBIT 32


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

         In connection with this Quarterly Report on Form 10-Q of VitalWorks Inc. (the "Company") for the period ended June 30, 2003 (the "Report"), the undersigned, Joseph M. Walsh, Chief Executive Officer of the Company, and Michael A. Manto, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that to our knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                       /s/ Joseph M. Walsh                            8/13/03
                       ------------------------------------------------------
                       Joseph M. Walsh                                   Date
                       Chief Executive Officer


                       /s/ Michael A. Manto                           8/13/03
                       ------------------------------------------------------
                       Michael A. Manto                                  Date
                       Chief Financial Officer